UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2023

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40069	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue

Hauppauge, NY 11788

(Address of principal executive offices)

(631)-521-7831

(Registrant’s telephone number, including area code)

_______________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 11, 2023, AmpliTech Group, Inc. (the “Company”) held its Annual General Meeting of Stockholders (the “Annual Meeting”). As of October 20, 2023, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 9,687,113shares of the Company’s common stock, par value $0.001, issued and outstanding and entitled to vote at the Annual Meeting. A total of 6,423,211 shares of common stock, representing approximately 66% of the aggregate shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders elected Fawad Maqbool, Louisa Sanfratello, Matthew Kappers, Andrew Lee, and Daniel Mazziota as directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified.

The stockholders ratified the appointment of Sadler, Gibb, & Associates, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The stockholdersapproved the amended and restated AmpliTech Group, Inc. 2020 Equity Incentive Plan to increase the shares of Company common stock available for issuance thereunder by one million shares.

The final voting results on these matters were as follows:

1. Election of directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified:

Name	Votes For	Votes Against	Votes Abstained
Fawad Maqbool	4,083,155	40,179	8,381
Louisa Sanfratello	4,056,200	66,210	9,306
Matthew Kappers	3,640,361	482,048	9,306
Andrew Lee	3,596,329	526,081	9,306
Daniel Mazziota	3,641,158	481,151	9,406

2. Ratification of the appointment of Sadler, Gibb, & Associates, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstained
6,262,029	136,052	25,130

3. Approval of the amended and restated AmpliTech Group, Inc. 2020 Equity Incentive Plan to increase the shares of Company common stock available for issuance thereunder by one million shares t:

Votes For	Votes Against	Votes Abstained
3,118,330	1,005,570	7,816

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP, INC.

Date: December 12, 2023	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	Chief Executive Officer

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